Exhibit 99.1

MIRAGEN THERAPEUTICS ANNOUNCES BOARD OF DIRECTOR EVOLUTION AND APPOINTMENT OF

NEW CHAIRMAN

BOULDER, CO, December 5, 2018 – miRagen Therapeutics, Inc. (NASDAQ: MGEN), a clinical-stage biopharmaceutical company focused on the discovery and development of RNA-targeted therapies, today announced the appointment of Jeff Hatfield, a Director since 2017, as Chairman of the Board of Directors. Mr. Hatfield succeeds Bruce Booth, DPhil., who is stepping down in order to focus on making new investments in the Atlas Venture portfolio. Additionally, current Director Arlene Morris will replace Dr. Booth on the audit committee. The Board will be comprised of seven directors, including six non-executive directors.

“Jeff has been a valuable resource for the company and management team since joining the board last year. We look forward to continuing to leverage his biopharmaceutical experience as he takes on the expanded role as Chairman. This transition is timely considering the advancement of our development pipeline, including the initiation of our Phase 2 SOLAR trial for cobomarsen, which we expect to occur in the fourth quarter of 2018” said William S. Marshall, Ph.D., President and Chief Executive Officer of miRagen Therapeutics. “We are all thankful for Bruce’s decade of service on the miRagen board. He has been a valued leader for the Company since co-founding miRagen in 2007.”

“It is exciting to step into the Chairman role at miRagen during a time when the Company has several important milestones on the horizon. I look forward to working closely with the rest of the Board and management team to advance these programs with a pathway towards potential commercialization,” stated Mr. Hatfield.

Dr. Booth stated, “I have enjoyed working with the miRagen team as we advanced the Company from the founding science into preclinical programs and now into a pipeline of microRNA clinical programs that are generating exciting new data. With this emerging portfolio, along with strong leadership in place on both the management team and the Board, it’s time for me to take a step back in order to focus on making new investments out of our most recent venture capital fund. While I am stepping down from the Board of Directors, I will continue to be involved in miRagen as one of its largest shareholders through Atlas Venture.”

Mr. Hatfield is a veteran biotechnology and pharmaceutical industry leader, with over three decades of experience. Currently, Mr. Hatfield is the chief executive officer of Zafgen, Inc. Previously, he served as CEO of Vitae Pharmaceuticals, from 2004 until it was acquired by Allergan in 2016. While at Vitae, Mr. Hatfield advanced a robust pipeline of internally discovered first-in-class compounds, drove initial company growth through a series of high-value pharmaceutical partnering deals, and focused resources on developing the company’s wholly-owned autoimmune disease assets. Prior to working at Vitae, Mr. Hatfield was with Bristol-Myers Squibb Company (“BMS”) from 1985 to 2004, serving in numerous executive capacities, including senior vice president of Bristol-Myers’s Immunology and Virology divisions. During his time at BMS, he worked directly on several successful commercial launches, including metabolic disease blockbusters GLUCOPHAGE® and PRAVACHOL®. Mr. Hatfield currently serves as a director on the boards of aTyr Pharma, Inc., and InVivo Therapeutics Corp., and has previously served as a director of Ambit Biosciences Corporation before it was acquired by Daiichi Sankyo Company, Ltd. He is an adjunct professor and is a dean’s advisory board member for Purdue University’s College of Pharmacy. Mr. Hatfield earned a B.S. degree in pharmacy from Purdue University’s College of Pharmacy and an M.B.A. degree from The Wharton School at the University of Pennsylvania.

About miRagen Therapeutics, Inc.

miRagen Therapeutics, Inc. is a clinical-stage biopharmaceutical company discovering and developing proprietary RNA-targeted therapies with a specific focus on microRNAs and their role in diseases where there is a high unmet medical need. miRagen has three clinical stage product candidates, cobomarsen, remlarsen, and MRG-110. miRagen’s clinical product candidate for the treatment of certain cancers, cobomarsen, is an inhibitor of microRNA-155, which is found at abnormally high levels in malignant cells of several blood cancers, as well as certain cells involved in inflammation. miRagen’s clinical product candidate for the treatment of pathological fibrosis, remlarsen, is a replacement for microRNA-29, which is found at abnormally low levels in a number of pathological fibrotic conditions, including cutaneous, cardiac, renal, hepatic, pulmonary and ocular fibrosis, as well as systemic sclerosis. MRG-110, an inhibitor of microRNA-92, is being developed under a license and collaboration agreement with Servier for the treatment of heart failure and other ischemic disease. In addition to these programs, miRagen is developing a pipeline of preclinical product candidates. The goal of miRagen’s translational medicine strategy is to progress rapidly to first-in-human studies once it has established the pharmacokinetics, pharmacodynamic, safety and manufacturability of the product candidate in preclinical studies. For more information, please visit www.miragen.com.

For information on clinical trials please visit www.clinicaltrials.gov.

Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding miRagen’s strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management or the expected features of or potential indications for miRagen’s product candidates are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “predict,” “potential,” “opportunity,” “goals,” or “should,” and similar expressions are intended to identify forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation: that miRagen has incurred losses since its inception, and anticipates that it will continue to incur significant losses for the foreseeable future; future financing activities may cause miRagen to restrict its operations or require it to relinquish rights; miRagen may fail to demonstrate safety and efficacy of its product candidates; miRagen’s product candidates are unproven and may never lead to marketable products; miRagen’s product candidates are based on a relatively novel technology, which makes it difficult to predict the time and cost of development and of subsequently obtaining regulatory approval, if at all; miRagen’s product candidates may cause undesirable side effects or have other properties that could delay or prevent the regulatory approval; and the results of miRagen’s clinical trials to date are not sufficient to show safety and efficacy of miRagen’s product candidates and may not be indicative of future clinical trial results.

miRagen has based these forward-looking statements largely on its current expectations and projections about future events and trends. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in miRagen’s Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission. Moreover, miRagen operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for its management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements it may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. miRagen undertakes no obligation to revise or publicly release the results of any revision to such forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement.

Investor/Media Contact:

Adam Levy

Chief Business Officer

(720) 407-4595

alevy@miragen.com